<On EquiTrust Letterhead>

August 29, 2022


Dear EquiTrust Customer:

As a valued EquiTrust variable product owner, we are pleased to provide you with the semi-annual reports for the investment options you have selected under your EquiTrust contract(s) or policy(s). Because some fund families combine their fund reports into one document, you may receive additional reports for investment options you are not invested in.

These reports provide an update on each portfolio's investment holdings and financial information as of June 30, 2022. The performance information included does not reflect product charges. If these charges had been included, performance would be lower.

As always, remember past performance cannot predict or guarantee future returns.

If you have previously received prospectuses, annual reports, and semi-annual reports on a CD-ROM, please be advised that this delivery option is no longer available.

We hope you find the enclosed information helpful. If you have any questions concerning your contract(s) or policy(s), or would like information regarding the other investment options available under your contract(s) or policy(s), please do not hesitate to call your representative or our Home Office at 1-877-249-3693.

We appreciate and value your business and look forward to serving you again in the future.

EquiTrust Life Insurance Company













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